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EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA  Ministry of Mines, Energy and Minerals
                              Division-Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

SIMILKAMEEN                             381901
Mining Division                         Tenure No.

/s/ illegible                           November 3, 2000
Gold Commissioner                       Date of Record
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                APPLICATION TO RECORD A 2 POST CLAIM

     I, Douglas H. Hopper, Name of Locator, 907 - 7272 Kings Way, Burnaby, British Columbia, V5E 1G64 (604) 522-5600, Client No. 112238, Agent for _____________ Name(s), _____________ Address,
_____________, _____________ Postal Code and Telephone, Client No.
______, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92H058, in the Similkameen Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     The #1 post is 4,250 meters North and 1,200 meters East of creek junctions of Summer and Alison Creek.

GPS Co-ordinates taken of posts: Yes [ ] No [ ] If yes, complete information chart on reverse.

TAG INFORMATION

     I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

TAG NO. 698710 M INITIAL POST (No. 1)

CLAIM NAME          Cash #1
LOCATOR             D. Hopper
AGENT FOR
DATE COMMENCED      November 3, 2000
TIME COMMENCED      7:35 a.m.
DIR. TO F.P.        North 360 degrees
METERS TO RIGHT     500 meters
METERS TO LEFT

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"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

     I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:

CLAIM NAME          Cash #1
LOCATOR             D. Hopper
AGENT FOR
DIST. FROM I.P.     500 meters
DATE COMPLETED      November 3, 2000
TIME COMPLETED      8:15 a.m.

If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:_______ degrees, _______ meters.

                          ACKNOWLEDGMENTS

     I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when located this claim, and this information is true and correct.

/s/ Douglas H. Hopper
Signature of Locator

RECORDING STAMP